UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 13, 2016

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1350 17th Street, Suite 150
Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:		Phone: (720) 420-1290

1720 South Bellaire Street, Suite 325, Denver, CO 80222
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03—CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

B44, LLC

On January 13, 2016, CannaSys, Inc. borrowed $75,000 from B44, LLC, a Colorado limited liability company. The note is unsecured, accrues interest at 1% per annum, and is due and payable on June 30, 2016.

Colonial Stock Transfer Company, Inc.

On January 14, 2016, CannaSys, Inc. converted an account payable to Colonial Stock Transfer Company, Inc. ("Colonial"), in the amount of $6,604.78 into a convertible promissory note in the principal amount of $6,604.78. The convertible note is unsecured, accrues interest at 10% per annum, is due and payable on January 14, 2017, and the outstanding amount due on the note is immediately convertible into restricted shares of CannaSys common stock, at Colonial's sole discretion, at a conversion price equal to 55% of the lowest trade price for the common stock during the 25 consecutive trading days immediately preceding the conversion date.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

B44, LLC

On January 13, 2016, CannaSys issued warrants for the purchase of 225,000 shares of its common stock to B44, LLC. The warrant was issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. B44, LLC is an "accredited investor" as defined in Rule 501(a) of Regulation D and confirmed the foregoing and acknowledged that the securities to be issued on the exercise of the warrant must be acquired and held for investment. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

Colonial Stock Transfer Company, Inc.

The securities represented by the convertible note issued to Colonial were issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. Colonial is an "accredited investor" as defined in Rule 501(a) of Regulation D. Colonial and confirmed the foregoing and acknowledged, in writing, that the securities must be acquired and held for investment. All certificates evidencing the shares of common stock on conversion of the note, if any, will bear a restrictive legend. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.

Dated: January 20, 2016	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer